Transamerica Classic

Variable Annuity Application
Transamerica Life Insurance
and Annuity Company
Home Office: Suite 700
401 N. Tryon Street
Charlotte, NC 28202
TGA-028-199
Mailing Address:
P.O. Box 31848
Charlotte, NC 28231-1848
Annuity Service Center: (800) 420-7749
Do not write in this space. Home office use only.
1. Type of Plan
Check one only:
Non-Qualified Charitable Remainder Trust*
IRA 408(b) 401(a) Pension/Profit Sharing*
SEP-IRA 408(k) TSA 403(b) (Rev. Rul. 90-24 only)*
Roth IRA*
* Submit required additional forms.
2. Owner
Note: All mail and tax reporting will be sent only to the Owner.
Print Full Name Male Female
Residence Street Address
City State ZIP Code
Date of Birth Taxpayer Identification Number
Married Yes No
Daytime Telephone
Evening Telephone
3. Joint Owner (Optional)
Note: Non-Qualified Contracts only.
Print Full Name Male Female
Date of Birth Taxpayer Identification Number
4. Beneficiary
Note: If more than one, use Beneficiary Designation Form.
Print Full Name Taxpayer Identification Number
Date of Birth Relationship to Owner
5. Annuitant
Note: Complete only if different from Owner.
Print Full Name Male Female
Residence Street Address
City State ZIP Code
Date of Birth Social Security Number
6. Joint Annuitant (Optional)
Note: Non-Qualified Contracts only. Must be Annuitants spouse.
Print Full Name Male Female
Date of Birth Social Security Number
Classic

7. Owner Information
If the Owner is not the Annuitant, the Owner is a (an):
Individual Trust* Other
Custodianship Corporation
*If the Owner is a Trust, this annuity must be held by the Trust as an agent for the Annuitant(s). Please complete and attach a Verification of Trust Agreement Form.
If the Annuitant is a minor, please provide (1) the relationship to the Owner and (2) the mothers name and fathers name:
Has the Owner purchased or applied for other non-qualified deferred annuities issued by any of the Transamerica Life
Companies during the current calendar year?
Yes No If Yes, provide contract number(s):
8. Purchase Payment Allocation
If you elect Dollar Cost Averaging (DCA), initial allocations must be to the Money Market or Fixed Account. Please use whole percentages.
Total must equal 100%. The maximum number of total investment options is limited to 18 over the lifetime of the contract.
Alger American Income & Growth (162) _______%
Alliance VPF Growth & Income (151) _______%
Alliance VPF Premier Growth (150) _______%
Dreyfus VIF Capital Appreciation (165) _______%
Dreyfus VIF Small Cap (166) _______%
Janus Aspen Series Balanced (164) _______%
Janus Aspen Series Worldwide Growth (163) _______%
MFS VIT Emerging Growth (158) _______%
MFS VIT Growth with Income (157) _______%
MFS VIT Research (156) _______%
MSDW UF Emerging Markets Equity (148) _______%
MSDW UF Fixed Income (160) _______%
MSDW UF High Yield (161) _______%
MSDW UF International Magnum (159) _______%
OCC Accum Trust Managed (152) _______%
OCC Accum Trust Small Cap (153) _______%
PIMCO VIT StocksPLUS Growth & Imcome (149) _______%
Transamerica VIF Growth (154) _______%
Transamerica VIF Money Market (155) _______%
Fixed Account (021) _______%
*Guaranteed Period  3 years (033) _______%
*Guaranteed Period  5 years (035) _______%
*Guaranteed Period  7 years (037) _______%
(*$1,000 minimum) Total____________100%

Transamerica Catalyst
SM
Variable Annuity Application
Transamerica Life Insurance
and Annuity Company
Home Office: Suite 700
401 N. Tryon Street
Charlotte, NC 28202
TGA-029-199
Mailing Address:
P.O. Box 31848
Charlotte, NC 28231-1848
Annuity Service Center: (800) 420-7749
1. Type of Plan
Check one only:
Non-Qualified Charitable Remainder Trust*
IRA 408(b) 401(a) Pension/Profit Sharing*
SEP-IRA 408(k) TSA 403(b) (Rev. Rul. 90-24 only)*
Roth IRA*
* Submit required additional forms.
2. Owner
Note: All mail and tax reporting will be sent only to the Owner.
Print Full Name Male Female
Residence Street Address
City State ZIP Code
Date of Birth Taxpayer Identification Number
Married Yes No
Daytime Telephone
Evening Telephone
3. Joint Owner (Optional)
Note: Non-Qualified Contracts only.
Print Full Name Male Female
Date of Birth Taxpayer Identification Number
4. Beneficiary
Note: If more than one, use Beneficiary Designation Form.
Print Full Name Taxpayer Identification Number
Date of Birth Relationship to Owner
5. Annuitant
Note: Complete only if different from Owner.
Print Full Name Male Female
Residence Street Address
City State ZIP Code
Date of Birth Social Security Number
6. Joint Annuitant (Optional)
Note: Non-Qualified Contracts only. Must be Annuitants spouse.
Print Full Name Male Female
Date of Birth Social Security Number
Catalyst
SM
7. Owner Information
If the Owner is not the Annuitant, the Owner is a (an):
Individual Trust* Other
Custodianship Corporation
*If the Owner is a Trust, this annuity must be held by the Trust as an agent for the Annuitant(s). Please complete and attach a Verification of Trust Agreement Form.
If the Annuitant is a minor, please provide (1) the relationship to the Owner and (2) the mothers name and fathers name:
Has the Owner purchased or applied for other non-qualified deferred annuities issued by any of the Transamerica Life
Companies during the current calendar year?
Yes No If Yes, provide contract number(s):
8. Purchase Payment Allocation
If you elect Dollar Cost Averaging (DCA), initial allocation must be to the Money Market or Fixed Account. Please use whole percentages.
Total must equal 100%. The maximum number of total investment options is limited to 18 over the lifetime of the contract.
Alger American Income & Growth (162) _______%
Alliance VPF Growth & Income (151) _______%
Alliance VPF Premier Growth (150) _______%
Dreyfus VIF Capital Appreciation (165) _______%
Dreyfus VIF Small Cap (166) _______%
Janus Aspen Series Balanced (164) _______%
Janus Aspen Series Worldwide Growth (163) _______%
MFS VIT Emerging Growth (158) _______%
MFS VIT Growth with Income (157) _______%
MFS VIT Research (156) _______%
MSDW UF Emerging Markets Equity (148) _______%
MSDW UF Fixed Income (160) _______%
MSDW UF High Yield (161) _______%
MSDW UF International Magnum (159) _______%
OCC Accum Trust Managed (152) _______%
OCC Accum Trust Small Cap (153) _______%
PIMCO VIT StocksPLUS Growth & Imcome (149) _______%
Transamerica VIF Growth (154) _______%
Transamerica VIF Money Market (155) _______%
Fixed Account (021) _______%
*Guaranteed Period  3 years (033) _______%
*Guaranteed Period  5 years (035) _______%
*Guaranteed Period  7 years (037) _______%
(*$1,000 minimum) Total____________100%
Do not write in this space. Home office use only.